JANUARY 13, 2026
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD REAL ASSET FUND SUMMARY PROSPECTUS
DATED FEBRUARY 28, 2025
HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS
DATED FEBRUARY 28, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Real Asset Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
(1) Brian M. Garvey announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective December 31, 2026, he will no longer serve as a portfolio manager for the Hartford Real Asset Fund (the “Fund”). Nicholas J. Petrucelli will remain as portfolio manager for the Fund. Accordingly, effective immediately, under the headings “Management” in the above referenced Summary Prospectus and “Hartford Real Asset Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Nicholas J. Petrucelli	Managing Director and Portfolio Manager	2013
Brian M. Garvey*	Senior Managing Director and Multi-Asset Portfolio Manager	2010
*
Brian M. Garvey announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective December 31, 2026, he will no longer serve as a portfolio manager for the Fund. Mr. Garvey portfolio management responsibilities for the Fund will transition to Nicholas J. Petrucelli in the months leading up to his departure.
(2) Under the heading “The Investment Manager and Sub-Advisers –  Portfolio Managers –  Real Asset Fund” in the above referenced Statutory Prospectus, the following information is added for Brian M. Garvey:
Effective December 31, 2026, Mr. Garvey will no longer serve as a portfolio manager for the Fund.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7765
January 2026